J.P. MORGAN EXCHANGE-TRADED FUNDS
JPMorgan Equity Focus ETF
(a series of J.P. Morgan Exchange-Traded Fund Trust)
(the “Fund”)
Supplement dated September 15, 2025
to the current Summary Prospectus and Prospectus, as supplemented
Effective November 1, 2025 (the “Effective Date”), the investment advisory fee of the Fund will be reduced by 0.06% to an annual rate of 0.44% of the Fund’s average daily net assets. In addition, on the Effective Date, the Fund’s expense limitation arrangement will be changed to further limit the Fund’s net expense ratio.
Changes to the Investment Advisory Agreement. On the Effective Date, the advisory fee for the Fund will be revised as follows:

Fund	New Management Fee
JPMorgan Equity Focus ETF	0.44%
Changes to the Expense Cap. On the Effective Date, the expense cap for the Fund will decrease to 0.44%. On the Effective Date, the Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.44% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser will also contractually agree to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers will be in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers will not be included in Total Annual Fund Operating Expenses and therefore, the above waivers will not apply to such investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-EFETF-925